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                                                                    Exhibit 10.5

   LIST OF CONTENTS OF EXHIBITS, ANNEXES AND SCHEDULES TO THE HEADS & THREADS
                                CREDIT AGREEMENT

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

EXHIBITS                   DESCRIPTION
--------                   -----------
EXHIBIT A                  Form of Compliance Certificate
EXHIBIT B                  Form of Note
EXHIBIT C                  Form of Security Agreement
EXHIBIT D                  Form of Letter of Credit Request and Agreement
EXHIBIT E                  Form of Opinion of Outside Counsel For Borrower
EXHIBIT F                  Form of Written Money Transfer Instructions
EXHIBIT G                  Form of Assignment and Assumption Agreement
EXHIBIT H                  Borrowing Base Certificate
EXHIBIT I                  Acceptance Credit Agreement

SCHEDULES                  DESCRIPTION
---------                  -----------
SCHEDULE 5.5               Material Adverse Changes since December 31, 2002
SCHEDULE 5.6               Exceptions to Tax Representations
SCHEDULE 5.7               Pending Litigation
SCHEDULE 5.8               Borrower's Subsidiaries
SCHEDULE 5.9               Exceptions to ERISA Representation with respect to
                           Plan Withdrawals
SCHEDULE 5.14              Exceptions to Representation Concerning Ownership of
                           Properties
SCHEDULE 5.15              Exceptions to Representation Concerning Environmental
                           Matters
SCHEDULE 6.12              Permitted Indebtedness
SCHEDULE 6.15(viii)        Description of Existing Investments
SCHEDULE 6.16              Description of Existing Liens
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